REGISTERED                                                       REGISTERED
NUMBER [R-  ]                                                      [AMOUNT]

                                                            CUSIP 228255 AF 2


                        CROWN CORK & SEAL COMPANY, INC.

                             8-3/8% NOTES DUE 2005


        CROWN CORK & SEAL COMPANY, INC., a Pennsylvania corporation (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________________________________________________________ or
registered assigns, the principal sum of _______________________________ DOLLARS ($ ____________) on January 15, 2005, at the office or agency of the Company referred to below, and to pay interest thereon from January 25, 1995 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing July 15, 1995, at the rate of 8-3/8% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date, and at maturity, to the persons to whom principal is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

        Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the Corporate Trust Office of the Trustee in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of
       --------  -------
the Company by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear on the Security Register.

        Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


[CROWN CORK & SEAL COMPANY, INC. CORPORATE SEAL]

                                        CROWN CORK & SEAL COMPANY, INC.

Attest:                                 By:



   /s/  Richard L. Krzyzanowski            /s/  William J. Avery
- --------------------------------------  ---------------------------------
CORPORATE SECRETARY                     CHAIRMAN OF THE BOARD

Dated: January 25, 1995



        This is one of the Securities referred to in the within-mentioned indenture.

                                        CHEMICAL BANK, as Trustee



                                        By:   /s/ Gregory McFarlane
                                           -------------------------------------
                                           Authorized Officer

                                  REVERSE SIDE
                                  ------------



                        CROWN CORK & SEAL COMPANY, INC.
                             8-3/8% NOTES DUE 2005

        This Security is one of a duly authorized issue of Securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an indenture (herein called the "Indenture") dated as of January 15, 1995, between the Company and Chemical Bank, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of a series designated on the face hereof, limited in aggregate principal amount to $300,000,000.

        In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

        If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

        No service charge shall be made to the Holders for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to and at the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

        All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                         ------------------------------

                                 ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                      TEN COM     -   as tenants in common

                      TEN ENT     -   as tenants by the entireties

                       JT TEN     -   as joint tenants with right of
                                      survivorship and not as
                                      tenants in common

            UNIF GIFT MIN ACT     -   ______________ Custodian ______________
                                         (Cust)                   (Minor)
                                      under Uniform Gifts to Minors Act

                                      _______________________
                                      (State)



Additional abbreviations may also be used though not in the above list.


                       _________________________________

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

- ----------------------------------


- ----------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

- ----------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing


___________________________attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.



Dated:_____________________



                         ---------------------------



     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Note, in every particular, without alteration or enlargement, or any change whatever.